Exhibit 99.1

WAIVER AGREEMENT

THIS WAIVER AGREEMENT, dated of as March 24, 2005 (this “Waiver”), is made by and among UNITED RENTALS RECEIVABLES LLC II (“SPV II”), as Seller (the “Seller”), and as Purchaser, UNITED RENTALS, INC. (“United Rentals”), as Collection Agent (the “Collection Agent”), GEMINI SECURITIZATION CORP., LLC, as a Conduit Investor, DEUTSCHE BANK AG, NEW YORK BRANCH, as a Group Agent, as Administrator and as a CP Committed Investor, UNITED RENTALS RECEIVABLES LLC I (“SPV I”), UNITED RENTALS (NORTH AMERICA), INC. (“URNA”), UNITED RENTALS NORTHWEST, INC. (“URNW”), UNITED RENTALS SOUTHEAST, L.P. (“UR Southeast”) AND UNITED EQUIPMENT RENTALS GULF, L.P. (“UR Gulf” and, together with URNA, URNW and UR Southeast, the “Originators”) to (i) the Receivables Purchase Agreement, dated as of June 17, 2003 (as amended to date and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Receivables Purchase Agreement”), by and among the Seller, the Collection Agent, the entities from time to time parties to the Receivables Purchase Agreement as Conduit Investors, the entities from time to time parties to the Receivables Purchase Agreement as Committed Investors, the entities from time to time parties to the Receivables Purchase Agreement as agents for the Investor Groups, the entities from time to time party to the Receivables Purchase Agreement as Administrators and Deutsche Bank Securities, Inc., as Agent for the Investors (the “Agent”), (ii) the Purchase and Contribution Agreement, dated as of June 17, 2003 (as amended to date and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “SPV Purchase Agreement”), by and between SPV II, as Purchaser, and SPV I and (iii) the Purchase and Contribution Agreement, dated as June 17, 2003 (as amended to date and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Originator Purchase Agreement”), by and among SPV I, as Purchaser, and the Originators.

WHEREAS, pursuant to Sections 6.1(a)(i), (ii) and (iii) of the Receivables Purchase Agreement, the Seller and the Collection Agent are required to furnish to the Agent (i) as soon as available and in any event within 90 days after the end of each fiscal year of each of the United Rentals Consolidated Group and the URNA Consolidated Group, a copy of the annual report on Form 10-K for such year for United Rentals and URNA and their respective Subsidiaries, containing consolidated financial statements of the United Rentals Consolidated Group or the URNA Consolidated Group, as applicable, for such year audited by Ernst & Young or other independent public accountants acceptable to the Agent (such financial statements for fiscal year 2004, the “2004 Annual Financial Statements”), (ii) as soon as available and in any event within 45 days after the end of the first three fiscal quarters of each fiscal year of each of the United Rentals Consolidated Group and the URNA Consolidated Group, consolidated balance sheets of both the United Rentals Consolidated Group and the URNA Consolidated Group, as of the end of such quarter and consolidated statements of income and retained earnings of both the United Rentals Consolidated Group and the URNA Consolidated Group for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of United Rentals or URNA, as applicable,

(such balance sheets and statements of income and retained earnings for the first quarter of 2005, the “Q1 2005 Quarterly Financial Statements” and, together with the 2004 Annual Financial Statements, the “Required Financial Statements”), and (iii) together with the financial statements required under (i), a compliance certificate signed by the Collection Agent’s or URNA’s chief financial officer stating that (A) such financial statements have been prepared in accordance with GAAP and accurately reflect the financial condition of the United Rentals Consolidated Group and the URNA Consolidated Group and (B) to the best of such Person’s knowledge, no Termination Event or Potential Termination Event exists, or if any Termination Event or Potential Termination Event exists, stating the nature and status thereof and showing the computation of, and showing compliance with, each of the financial ratios and restrictions set forth in Section 6.2(l) of the Originator Purchase Agreement (the “Compliance Certificate” and, together with the Required Financial Statements, the “Financial Deliverables”);

WHEREAS, pursuant to Section 7.5(c) of the Receivables Purchase Agreement, a Collection Agent Default will result from the occurrence of any event or condition that results in any Material Indebtedness (excluding Holdbacks and other than the Material Indebtedness of a Special Purpose Vehicle) becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness (excluding Holdbacks and other than the Material Indebtedness of a Special Purpose Vehicle) or any trustee or agent on its or their behalf to cause any Material Indebtedness (excluding Holdbacks and other than the Material Indebtedness of a Special Purpose Vehicle) to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

WHEREAS, the Seller and the Collection Agent have requested a waiver of (i) compliance with the requirements of Sections 6.1(a)(i), (ii) and (iii) of the Receivables Purchase Agreement to furnish the Financial Deliverables through May 30, 2005, together with a waiver of any (x) Collection Agent Default and Termination Event under the Receivables Purchase Agreement, (y) PCA Termination Event under and as defined in the SPV Purchase Agreement and (z) PCA Termination Event under and as defined in the Originator Purchase Agreement, in each case under clauses (x), (y) and (z) resulting from such lack of compliance through such date and (ii) any Collection Agent Default under Section 7.5(c) of the Receivable Purchase Agreement, together with a waiver of any (x) Termination Event, (y) PCA Termination Event under and as defined in the SPV Purchase Agreement and (z) PCA Termination Event under and as defined in the Originator Purchase Agreement, in each case under clauses (x), (y) and (z) resulting from such Collection Agent Default, and in each case under this clause (ii) solely to the extent any such Collection Agent Default, Termination Event, PCA Termination Event under and as defined in the SPV Purchase Agreement or PCA Termination Event under and as defined in the Originator Purchase Agreement results from a Reporting Violation (as defined herein);

WHEREAS, the Investors, the Administrators, the Group Agents, the Agent, SPV II, as Purchaser, and SPV I, as Purchaser, are willing, on and subject to the terms and conditions set forth below, to grant such waivers;

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Waiver, including its preamble and recitals, have the meanings ascribed thereto in the Receivables Purchase Agreement.

ARTICLE II

WAIVER

Section 2.01. Waiver. (a) Each of the Investors, the Administrators, the Group Agents, the Agent, SPV II, as Purchaser, and SPV I, as Purchaser, hereby waives, in each case to the extent such party has rights to provide such waiver, compliance with the requirements of Sections 6.1(a)(i), (ii) and (iii) of the Receivables Purchase Agreement to furnish the Financial Deliverables through May 30, 2005, and waives any (x) Collection Agent Default and Termination Event under the Receivables Purchase Agreement, (y) PCA Termination Event under and as defined in the SPV Purchase Agreement and (z) PCA Termination Event under and as defined in the Originator Purchase Agreement, in each case under clauses (x), (y) and (z) resulting from such lack of compliance through such date; provided that until the earlier to occur of (A) delivery of the Financial Deliverables to the Agent by the Seller and the Collection Agent and (B) May 31, 2005 (i) from and including April 1, 2005 through April 30, 2005, the reference to “65%” in Section 2.2(a)(ii)(C) of the Receivables Purchase Agreement shall be replaced with “45%”, and the reference to “60%” in Section 2.2(a)(ii)(C) of the Receivables Purchase Agreement shall be replaced with “45%” and (ii) from and including May 1, 2005 through May 30, 2005, the reference to “65%” in Section 2.2(a)(ii)(C) of the Receivables Purchase Agreement shall be replaced with “35%”, and the reference to “60%” in Section 2.2(a)(ii)(C) of the Receivables Purchase Agreement shall be replaced with “35%”. Immediately on May 31, 2005, and at all times thereafter, the Seller and the Collection Agent shall be required to be in compliance with such Sections 6.1(a)(i), (ii) and (iii) of the Receivables Purchase Agreement.

(b) Each of the Investors, the Administrators, the Group Agents, the Agent, SPV II, as Purchaser, and SPV I, as Purchaser, hereby waives, in each case to the extent such party has rights to provide such waiver, any Collection Agent Default under Section 7.5(c) of the Receivables Purchase Agreement through May 30, 2005, and waives any (x) Termination Event, (y) PCA Termination Event under and as defined in the SPV Purchase Agreement and (z) PCA Termination Event under and as defined in the

Originator Purchase Agreement, in each case under clauses (x), (y) and (z) resulting from such Collection Agent Default through such date, and in each case under this Section 2.01(b) solely to the extent any such Collection Agent Default, Termination Event, PCA Termination Event under and as defined in the SPV Purchase Agreement or PCA Termination Event under and as defined in the Originator Purchase Agreement results from a Reporting Violation; provided, that such waiver shall terminate and cease to apply if any Material Indebtedness becomes due, or is declared to become due, or is required to be prepaid, repurchased, redeemed or defeased, prior to its stated maturity, for any reason. For purposes hereof, the term “Reporting Violation” means any failure to comply with any provision of any agreement or instrument evidencing or governing the terms of any Material Indebtedness that requires the delivery of financial statements for United Rentals and its subsidiaries or the filing by United Rentals of reports (or delivery by United Rentals of reports required to be filed by it) with the Securities and Exchange Commission, to the extent such non-compliance results from the failure by United Rentals to deliver audited financial statements for fiscal year 2004, or unaudited financial statements for the fiscal quarter ending March 31, 2005, or to file its report on 10-K for fiscal year 2004 or its report on 10-Q for the fiscal quarter, ending March 31, 2005, in each case within the time required.

(c) For the avoidance of doubt, and notwithstanding anything herein to the contrary, the waivers set forth in this Section 2.01 shall terminate and cease to apply immediately on May 31, 2005.

ARTICLE III

CONDITIONS PRECEDENT

Section 3.01. Conditions Precedent to Effectiveness of Waiver. The waiver agreements set forth in Article II shall become effective, as of the date hereof, on the date on which the Agent shall have received each of the following, each in form and substance satisfactory to the Agent, or the following conditions shall otherwise have been satisfied:

(a) counterparts of this Waiver executed by each of the parties hereto; and

(b) payment by United Rentals to Mayer, Brown, Rowe & Maw, LLP, of all of their reasonable out-of-pocket expenses and fees incurred in connection with the preparation, execution and delivery of this Waiver.

ARTICLE IV

MISCELLANEOUS

Section 4.01. Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The delivery of a signed signature page to this Waiver by telecopy transmission shall constitute due execution and delivery of this Waiver for all purposes.

Section 4.02. Headings. The various headings of this Waiver are included for convenience only and shall not affect the meaning or interpretation of this Waiver or any provisions hereof.

Section 4.03. Successors and Assigns. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 4.04. Governing Law. THIS WAIVER AND ALL MATTERS ARISING OUT OF OR IN ANY MANNER RELATING TO THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized as of the date first above written.

UNITED RENTALS RECEIVABLES LLC II, as Seller and as Purchaser

By:
Name:
Title:

UNITED RENTALS RECEIVABLES LLC I, as Purchaser

By:
Name:
Title:

UNITED RENTALS, INC., as Collection Agent

By:
Name:
Title:

GEMINI SECURITIZATION CORP., LLC, as a Conduit Investor

By:
Name:
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Group Agent, as Administrator and as a CP Committed Investor

By:
Name:
Title:

By:
Name:
Title: